As filed with the Securities and Exchange Commission on January 27, 2005

Registration No. 333-119264

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
FILED PURSUANT TO RULE 462(d) TO

FORM S-11
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

EDUCATION REALTY TRUST, INC.

(Exact Name of Registrant as Specified in Its Governing Instruments)

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500
(Address, Including Zip Code and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Paul O. Bower
President and Chief Executive Officer
Education Realty Trust, Inc.
530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500
(Name, Address, Including Zip Code and Telephone Number,
Including Area Code, of Agent for Service)

Copies to:

Rosemarie A. Thurston John A. Earles Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road, N.E. Atlanta, Georgia 30326 (404) 233-7000	John A. Good Marla F. Adair Helen G. Woodyard Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103 (901) 543-5900

     Approximate date of commencement of proposed sale to the public: As soon as practicable following effectiveness of this registration statement.

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ Registration No. 333-119264

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. ☐

EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
Item 36. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-21.1 LIST OF SUBSIDIARIES OF THE REGISTRANT
EX-23.2 CONSENT OF DELOITTE & TOUCHE LLP

EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Form S-11 (File No. 333-119264) is filed pursuant to Rule 462(d) under the Securities Act of 1933 solely to file an updated List of Subsidiaries of the Registrant as a revised Exhibit 21.1 to such registration statement. No changes have been made to Part I or Part II of this registration statement, other than Item 36 (Exhibits and Financial Statement Schedules) of Part II. Accordingly, only Item 36 of Part II is being filed herewith in its entirety. In accordance with Rule 462(d) under the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 shall become effective upon filing with the Securities and Exchange Commission.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 36. Financial Statements and Exhibits

(A)	Financial Statements. See Index to Consolidated Financial Statements and the related notes thereto.

(B)	Exhibits. The following exhibits are filed as part of, or incorporated by reference into, this registration statement on Form S-11:

Exhibit
number	Description of document
1.1**	Form of Underwriting Agreement among Education Realty Trust, Inc. and the underwriters named therein.
3.1**	Second Articles of Amendment and Restatement of Education Realty Trust, Inc.
3.2**	Bylaws of Education Realty Trust, Inc.
4.1**	Form of Certificate for Common Stock of Education Realty Trust, Inc.
4.2**	Form of Education Realty Trust, Inc. Common Stock Purchase Warrant dated 2004, issued to JPI Investment Company, L.P.
4.3**	Form of Registration Rights Agreement dated 2005, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, JPI Investment Company, L.P. and the unit holders whose names are set forth on the signature pages thereto.
5.1**	Opinion of Venable LLP.
8.1**	Tax Opinion of Morris, Manning & Martin, LLP.
10.1**	Form of Amended and Restated Agreement of Limited Partnership of Education Realty Operating Partnership, LP.
10.2**	Form of Amended and Restated Agreement of Limited Partnership of University Towers Operating Partnership, LP.
10.3**	Form of Education Realty Trust, Inc. 2004 Incentive Plan.
10.4**	Form of Indemnification Agreement between Education Realty Trust, Inc. and its directors and officers.
10.5**	Employment Agreement between Education Realty Trust, Inc. and Paul O. Bower, dated as of December 6, 2004.
10.6**	Employment Agreement between Education Realty Trust, Inc. and Randall H. Brown, dated as of December 6, 2004.
10.7**	Employment Agreement between Education Realty Trust, Inc. and Craig L. Cardwell, dated as of December 6, 2004.
10.8**	Contribution Agreement dated as of September 24, 2004, by and among University Towers Operating Partnership, LP, Allen & O’Hara, Inc., Paul O. Bower, Clyde C. Porter, Robert D. Bird, Thomas J. Hickey, Barbara S. Hays and Hays Enterprises III, Ltd.
10.9**	Contribution Agreement dated as of September 20, 2004, by and between Melton E. Valentine, Jr. and University Towers Operating Partnership, LP.
10.10**	Contribution Agreement dated September 20, 2004, by and among Allen & O’Hara Educational Properties, LLC, Allen & O’Hara, Inc., Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox and Education Realty Operating Partnership, LP.

II-1

Exhibit
number	Description of document
10.11**	Agreement and Plan of Merger dated September 20, 2004 by and among C Station, L.L.C., Allen & O’Hara, Inc., Paul O. Bower, Craig L. Cardwell, Student Management Associates, LLC, Thomas J. Hickey, Randall H. Brown, William W. Harris, Wallace L. Wilcox, EDR C Station, LLC and Education Realty Operating Partnership, LP.
10.12**	Agreement and Plan of Merger dated September 20, 2004, by and among Allen & O’Hara Education Services, LLC, Allen & O’Hara, Inc., Student Management Associates, LLC, Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox, Allen & O’Hara Education Services, Inc., and Education Realty Operating Partnership, LP.
10.13**	Contract of Sale/Contribution made effective as of September 17, 2004, by and among JPI-CG Mezz LLC, JPI-MC Mezz LLC, JPI Genpar Realty LLC, JPI Investment Company, L.P. and Education Realty Operating Partnership, LP.
10.14**	Contract of Sale made effective as of September 17, 2004, by and among Jefferson Commons—Lawrence, L.P., Jefferson Commons—Wabash, L.P. and Education Realty Operating Partnership, LP.
10.15**	Contract of Sale/Contribution made effective as of September 17, 2004, by and among Jefferson Commons—Tucson Phase II Limited Partnership, Jefferson Commons—Columbia, L.P. and Education Realty Operating Partnership, LP.
10.16**	Contribution Agreement dated September 23, 2004 by and among Allen & O’Hara Educational Properties, LLC, FSPP Education I, L.L.C., FSPP Education II, L.L.C., Allen & O’Hara, Inc., Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox and Education Realty Operating Partnership, LP.
10.17**	Form of Revolving Loan Agreement dated , 2005, between Education Realty Operating Partnership, LP and JPI Multifamily Investments L.P.
10.18**	Form of Collateral Assignment of Partnership Interest and Pledge Agreement dated , between Education Realty Operating Partnership, LP and JPI Multifamily Investments L.P.
10.19**	Form of Secured Non-Recourse Revolving Note dated 2005, issued by JPI Multifamily Investments L.P. to Education Realty Operating Partnership, LP .
10.20**	Purchase and Sale Agreement dated August 27, 2004 by and between The Gables, LLC and Education Realty Operating Partnership, LP.
10.21**	Assignment and Assumption Agreement dated November 2, 2004, between Education Realty Operating Partnership, LP and Allen & O’Hara, Inc. related to Morgan Keegan & Company, Inc. financial advisory services agreement dated March 18, 2004.
10.22**	Commitment Letter for Revolving Credit Facility by and among JP Morgan Chase Bank, UBS AG, Education Realty Operating Partnership, LP and the Registrant dated December 22, 2004.
10.23**	Property Management and Leasing Agreement (Jefferson Commons—Penn State) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.24**	Property Management and Leasing Agreement (Jefferson Commons—Purdue) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.25**	Property Management and Leasing Agreement (Jefferson Commons—Western Michigan) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.26**	Property Management and Leasing Agreement (Jefferson Commons—Texas Tech) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.27**	Property Management and Leasing Agreement (Jefferson Commons—Oklahoma State) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.28**	Property Management and Leasing Agreement (Jefferson Commons—Kansas) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.29**	Property Management and Leasing Agreement (Jefferson Commons—Knoxville) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.30**	Property Management and Leasing Agreement (Jefferson Commons—Columbia) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.31**	Property Management and Leasing Agreement (Jefferson Commons—Ohio State) dated December 8, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.

II-2

Exhibit
number	Description of document
10.32**	Employment Agreement between Education Realty Trust, Inc. and William W. Harris, dated as of December 6, 2004.
10.33**	Employment Agreement between Education Realty Trust, Inc. and Thomas J. Hickey, dated as of December 6, 2004.
21.1	List of Subsidiaries of the Registrant.
23.1**	Consent of Morris, Manning & Martin, LLP. (included in Exhibit 8.1)
23.2	Consent of Deloitte & Touche LLP.
23.3**	Consent of Venable LLP. (included in Exhibit 5.1)
23.4**	Consent of Thomson Peterson’s, a Division of Thomson Learning, Inc.
24.1**	Power of Attorney.
99.1**	Consent of Randall L Churchey to be named as a proposed director.
99.2**	Consent of Monte J. Barrow to be named as a proposed director.
99.3**	Consent of JPI Investment Company, L.P.
99.4**	Consent of John L. Ford to be named as a proposed director.
99.5**	Consent of William J. Cahill, III to be named as a proposed director.

**	Previously filed.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that the registrant meets all of the requirements for filing on Form S-11 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on this 27th day of January, 2005.

EDUCATION REALTY TRUST, INC.
By:	/s/ PAUL O. BOWER
Paul O. Bower
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ PAUL O. BOWER Paul O. Bower	President, Chief Executive Officer and Director (Principal Executive Officer)	January 27, 2005
/s/ RANDALL H. BROWN Randall H. Brown	Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer)	January 27, 2005
/s/ J. DREW KOESTER J. Drew Koester	Chief Accounting Officer (Principal Accounting Officer)	January 27, 2005

EXHIBIT INDEX

Exhibit
number	Description of document
1.1**	Form of Underwriting Agreement among Education Realty Trust, Inc. and the underwriters named therein.
3.1**	Second Articles of Amendment and Restatement of Education Realty Trust, Inc.
3.2**	Bylaws of Education Realty Trust, Inc.
4.1**	Form of Certificate for Common Stock of Education Realty Trust, Inc.
4.2**	Form of Education Realty Trust, Inc. Common Stock Purchase Warrant dated 2004, issued to JPI Investment Company, L.P.
4.3**	Form of Registration Rights Agreement dated 2005, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, JPI Investment Company, L.P. and the unit holders whose names are set forth on the signature pages thereto.
5.1**	Opinion of Venable LLP.
8.1**	Tax Opinion of Morris, Manning & Martin, LLP.
10.1**	Form of Amended and Restated Agreement of Limited Partnership of Education Realty Operating Partnership, LP.
10.2**	Form of Amended and Restated Agreement of Limited Partnership of University Towers Operating Partnership, LP.
10.3**	Form of Education Realty Trust, Inc. 2004 Incentive Plan.
10.4**	Form of Indemnification Agreement between Education Realty Trust, Inc. and its directors and officers.
10.5**	Employment Agreement between Education Realty Trust, Inc. and Paul O. Bower, dated as of December 6, 2004.
10.6**	Employment Agreement between Education Realty Trust, Inc. and Randall H. Brown, dated as of December 6, 2004.
10.7**	Employment Agreement between Education Realty Trust, Inc. and Craig L. Cardwell, dated as of December 6, 2004.
10.8**	Contribution Agreement dated as of September 24, 2004, by and among University Towers Operating Partnership, LP, Allen & O’Hara, Inc., Paul O. Bower, Clyde C. Porter, Robert D. Bird, Thomas J. Hickey, Barbara S. Hays and Hays Enterprises III, Ltd.
10.9**	Contribution Agreement dated as of September 20, 2004, by and between Melton E. Valentine, Jr. and University Towers Operating Partnership, LP.
10.10**	Contribution Agreement dated September 20, 2004, by and among Allen & O’Hara Educational Properties, LLC, Allen & O’Hara, Inc., Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox and Education Realty Operating Partnership, LP.
10.11**	Agreement and Plan of Merger dated September 20, 2004 by and among C Station, L.L.C., Allen & O’Hara, Inc., Paul O. Bower, Craig L. Cardwell, Student Management Associates, LLC, Thomas J. Hickey, Randall H. Brown, William W. Harris, Wallace L. Wilcox, EDR C Station, LLC and Education Realty Operating Partnership, LP.
10.12**	Agreement and Plan of Merger dated September 20, 2004, by and among Allen & O’Hara Education Services, LLC, Allen & O’Hara, Inc., Student Management Associates, LLC, Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox, Allen & O’Hara Education Services, Inc., and Education Realty Operating Partnership, LP.
10.13**	Contract of Sale/Contribution made effective as of September 17, 2004, by and among JPI-CG Mezz LLC, JPI-MC Mezz LLC, JPI Genpar Realty LLC, JPI Investment Company, L.P. and Education Realty Operating Partnership, LP.
10.14**	Contract of Sale made effective as of September 17, 2004, by and among Jefferson Commons—Lawrence, L.P., Jefferson Commons—Wabash, L.P. and Education Realty Operating Partnership, LP.
10.15**	Contract of Sale/Contribution made effective as of September 17, 2004, by and among Jefferson Commons—Tucson Phase II Limited Partnership, Jefferson Commons—Columbia, L.P. and Education Realty Operating Partnership, LP.
10.16**	Contribution Agreement dated September 23, 2004 by and among Allen & O’Hara Educational Properties, LLC, FSPP Education I, L.L.C., FSPP Education II, L.L.C., Allen & O’Hara, Inc., Thomas J. Hickey, Craig L. Cardwell, Randall H. Brown, William W. Harris, Wallace L. Wilcox and Education Realty Operating Partnership, LP.

Exhibit
number	Description of document
10.17**	Form of Revolving Loan Agreement dated , 2005, between Education Realty Operating Partnership, LP and JPI Multifamily Investments L.P.
10.18**	Form of Collateral Assignment of Partnership Interest and Pledge Agreement dated , between Education Realty Operating Partnership, LP and JPI Multifamily Investments L.P.
10.19**	Form of Secured Non-Recourse Revolving Note dated 2005, issued by JPI Multifamily Investments L.P. to Education Realty Operating Partnership, L.P.
10.20**	Purchase and Sale Agreement dated August 27, 2004 by and between The Gables, LLC and Education Realty Operating Partnership, LP.
10.21**	Assignment and Assumption Agreement dated November 2, 2004, between Education Realty Operating Partnership, LP and Allen & O’Hara, Inc. related to Morgan Keegan & Company, Inc. financial advisory services agreement dated March 18, 2004.
10.22**	Commitment Letter for Revolving Credit Facility by and among JP Morgan Chase Bank, UBS AG, Education Realty Operating Partnership, LP and the Registrant dated December 22, 2004.
10.23**	Property Management and Leasing Agreement (Jefferson Commons—Penn State) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.24**	Property Management and Leasing Agreement (Jefferson Commons—Purdue) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.25**	Property Management and Leasing Agreement (Jefferson Commons—Western Michigan) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.26**	Property Management and Leasing Agreement (Jefferson Commons—Texas Tech) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.27**	Property Management and Leasing Agreement (Jefferson Commons—Oklahoma State) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.28**	Property Management and Leasing Agreement (Jefferson Commons—Kansas) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.29**	Property Management and Leasing Agreement (Jefferson Commons—Knoxville) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.30**	Property Management and Leasing Agreement (Jefferson Commons—Columbia) dated November 22, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.31**	Property Management and Leasing Agreement (Jefferson Commons—Ohio State) dated December 8, 2004, by and between Education Realty Operating Partnership, LP and JPI Management Services, L.P.
10.32**	Employment Agreement between Education Realty Trust, Inc. and William W. Harris, dated as of December 6, 2004.
10.33**	Employment Agreement between Education Realty Trust, Inc. and Thomas J. Hickey, dated as of December 6, 2004.
21.1	List of Subsidiaries of the Registrant.
23.1**	Consent of Morris, Manning & Martin, LLP. (included in Exhibit 8.1)
23.2	Consent of Deloitte & Touche LLP.
23.3**	Consent of Venable LLP. (included in Exhibit 5.1)
23.4**	Consent of Thomson Peterson’s, a Division of Thomson Learning, Inc.
24.1**	Power of Attorney.
99.1**	Consent of Randall L Churchey to be named as a proposed director.
99.2**	Consent of Monte J. Barrow to be named as a proposed director.
99.3**	Consent of JPI Investment Company, L.P.
99.4**	Consent of John L. Ford to be named as a proposed director.
99.5**	Consent of William J. Cahill, III to be named as a proposed director.

**	Previously filed.